                              NONSTATUTORY STOCK OPTION

___________, Optionee:

      BROADVISION, INC. (the "Company"), pursuant to its Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The details of your option are as follows:

      1. The total number of shares of Common Stock subject to this option ("Shares") is ___________ (___________). Subject to the limitations contained herein, this Option may be exercised, in whole or in part, with respect to shares on or after the date of vesting applicable to such shares. Vesting shall occur in accordance with Schedule 1 attached, provided that shares shall vest only so long as you remain employed by the Company.

      2.     (a)    The exercise price of this option is ___________
(___________) per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

             (b) Payment of the exercise price per share is due in full in cash (or by check) upon exercise.

             (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

      3.     (a)    Subject to the provisions of this option you may elect at
any time during your employment with the Company or an affiliate thereof, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 1 hereof; PROVIDED, HOWEVER, that:

                    (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                    (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and


                                          1.

                    (iii)  you shall enter into an Early Exercise Stock
Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

             (b) The election provided in this paragraph 3 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

      4. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

      5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

      6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ___________ (ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

             (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment; or

             (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months after your death; or

             (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

             (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.


                                          2.

      However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

      7.     (a)    This option may be exercised, to the extent specified
above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

             (b)    By exercising this option you agree that:

                    (i) the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

                    (ii)   the Company (or a representative of the
underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters; PROVIDED, HOWEVER, that such restriction shall apply only if, on the Effective Date, you are an officer, director, or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) may be acquired by you within sixty (60) days of the Effective Date;
(iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period; and

                    (iii) the shares issuable on exercise of this option shall be subject to the right of first refusal set forth in the Company's Bylaws.

      8. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder (a "QDRO"), and is exercisable during your life only by you or any transferee pursuant to a QDRO.


                                          3.

      9. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, PROVIDED, HOWEVER, that no rights as an employee shall arise by reason of the use of such terms.

      10. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon personal delivery, delivery by express courier or delivery by facsimile (confirmed by mail) or four
(4) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company or to the Company at its principal executive offices.

      11. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

      Dated the            .
                -----------

                                  Very truly yours,

                                  BROADVISION, INC.



                                  BY
                                     ----------------------------------------
                                     Duly authorized on behalf
                                     of the Board of Directors


ATTACHMENTS:

      Stock Option Plan
      Form of Exercise
      Early Exercise Stock Purchase Agreement
      Bylaws - Right of First Refusal


                                          4.

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THE UNDERSIGNED:

      (A) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

      (B) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

      NONE
            --------------
               (Initial)

      OTHER
             ------------------------------------------

             ------------------------------------------



                                         -------------------------------------
                                         OPTIONEE

                                         ADDRESS: ----------------------------

                                                  ----------------------------

                                          5.

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                                      SCHEDULE 1


OPTIONEE:
             ------------------

GRANT DATE:
             ------------------

                                                        % OF SHARES THAT VEST IF
VESTING DATE                                            EMPLOYED ON VESTING DATE
- ------------                                            ------------------------

                                  NOTICE OF EXERCISE


BroadVision, Inc.
3 Lagoon Drive, Suite 350
Redwood City, CA 94065                   Date of Exercise:
                                                          --------------------

Ladies and Gentlemen:

      This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

      Type of option (check one):        Incentive  / /       Nonstatutory  / /

      Stock option dated:
                                  ------------------------------------

      Number of shares as
      to which option is
      exercised:
                                  ------------------------------------

      Certificates to be
      issued in name of:
                                  ------------------------------------

      Total exercise price:       $
                                  ------------------------------------

      Cash payment delivered
      herewith:                   $
                                  ------------------------------------

      By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

      I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

      I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the


                                          1.

Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

      I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

      I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

      I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters; PROVIDED, HOWEVER, that such restriction shall apply only if, on the Effective Date, I am an officer, director, or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                  Very truly yours,



                                  --------------------------------------------


                                          2.